Exhibit 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

Summary

	1Q 2014	1Q 2013

Core Results (millions)	$1,387	$1,359
EPS - Diluted	$1.75	$1.69

Reported Net Income (millions)	$1,390	$1,355
EPS - Diluted	$1.75	$1.68

Total Worldwide Sales Volumes (mboe/day)	735	746
Total Worldwide Production Volumes (mboe/day)	745	763

Total Worldwide Crude Oil Realizations ($/BBL)	$99.00	$98.07
Total Worldwide NGL Realizations ($/BBL)	$46.05	$40.27
Domestic Natural Gas Realizations ($/MCF)	$4.57	$3.08

Wtd. Average Basic Shares O/S (millions)	791.3	804.7
Wtd. Average Diluted Shares O/S (millions)	791.7	805.2

Cash Flow from Operations (millions)	$2,700	$2,700

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2014 First Quarter

Net Income (Loss)

($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,104			$2,104

Chemical	136			136

Midstream, marketing and other	170			170

Corporate
Interest expense, net	(19)			(19)

Other	(72)			(72)

Taxes	(932)			(932)

Income from continuing operations	1,387	-		1,387
Discontinued operations, net of tax	3	(3)	Discontinued operations, net	-
Net Income	$1,390	$(3)		$1,387

Basic Earnings Per Common Share
Income from continuing operations	$1.75
Discontinued operations, net	-
Net Income	$1.75			$1.75

Diluted Earnings Per Common Share
Income from continuing operations	$1.75
Discontinued operations, net	-
Net Income	$1.75			$1.75

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2013 Fourth Quarter

Net Income (Loss)

($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,511	$607	Asset impairments	$2,118

Chemical	128			128

Midstream, marketing and other	1,098	(1,030)	Plains Pipeline sale gain and other	68

Corporate
Interest expense, net	(23)			(23)

Other	(93)			(93)

Taxes	(973)	154	Tax effect of pre-tax adjustments	(819)

Income from continuing operations	1,648	(269)		1,379
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	-
Net Income	$1,643	$(264)		$1,379

Basic Earnings Per Common Share
Income from continuing operations	$2.05
Discontinued operations, net	(0.01)
Net Income	$2.04			$1.72

Diluted Earnings Per Common Share
Income from continuing operations	$2.05
Discontinued operations, net	(0.01)
Net Income	$2.04			$1.72

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2013 First Quarter

Net Income (Loss)

($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,920			$1,920

Chemical	159			159

Midstream, marketing and other	215			215

Corporate
Interest expense, net	(30)			(30)

Other	(61)			(61)

Taxes	(844)			(844)

Income from continuing operations	1,359	-		1,359
Discontinued operations, net of tax	(4)	4	Discontinued operations, net	-
Net Income	$1,355	$4		$1,359

Basic Earnings Per Common Share
Income from continuing operations	$1.69
Discontinued operations, net	(0.01)
Net Income	$1.68			$1.69

Diluted Earnings Per Common Share
Income from continuing operations	$1.69
Discontinued operations, net	(0.01)
Net Income	$1.68			$1.69

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY
	2014	2013	2013
REPORTED INCOME	QTR 1	QTR 4	QTR 1
Oil & Gas	2,104	1,511	1,920
Chemical	136	128	159
Midstream, marketing and other	170	1,098	215
Corporate & other	(91)	(116)	(91)
Pre-tax income	2,319	2,621	2,203

Income tax expense
Federal and state	379	517	292
Foreign	553	456	552
Total	932	973	844

Income from continuing operations	1,387	1,648	1,359

Worldwide effective tax rate	40%	37%	38%

	2014	2013	2013
CORE RESULTS	QTR 1	QTR 4	QTR 1
Oil & Gas	2,104	2,118	1,920
Chemical	136	128	159
Midstream, marketing and other	170	68	215
Corporate & other	(91)	(116)	(91)
Pre-tax income	2,319	2,198	2,203

Income tax expense
Federal and state	379	363	292
Foreign	553	456	552
Total	932	819	844

Core results	1,387	1,379	1,359

Worldwide effective tax rate	40%	37%	38%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2014 First Quarter Net Income (Loss)

Reported Income Comparison

	First	Fourth
	Quarter	Quarter
	2014	2013	B / (W)
Oil & Gas	$2,104	$1,511	$593
Chemical	136	128	8
Midstream, marketing and other	170	1,098	(928)
Corporate
Interest expense, net	(19)	(23)	4
Other	(72)	(93)	21
Taxes	(932)	(973)	41
Income from continuing operations	1,387	1,648	(261)
Discontinued operations, net	3	(5)	8
Net Income	$1,390	$1,643	$(253)

Earnings Per Common Share
Basic	$1.75	$2.04	$(0.29)
Diluted	$1.75	$2.04	$(0.29)

Worldwide Effective Tax Rate	40%	37%	-3%

OCCIDENTAL PETROLEUM

2014 First Quarter Net Income (Loss)

Core Results Comparison

	First	Fourth
	Quarter	Quarter
	2014	2013	B / (W)
Oil & Gas	$2,104	$2,118	$(14)
Chemical	136	128	8
Midstream, marketing and other	170	68	102
Corporate
Interest expense, net	(19)	(23)	4
Other	(72)	(93)	21
Taxes	(932)	(819)	(113)
Core Results	$1,387	$1,379	$8

Core Results Per Common Share
Basic	$1.75	$1.72	$0.03
Diluted	$1.75	$1.72	$0.03

Worldwide Effective Tax Rate	40%	37%	-3%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
1Q14 vs. 4Q13
($ in millions)
$2,118
$82
$155
$56
$39
$5
$37
$2,104
4Q13
Sales Price
Sales Volume
Lower Operating Costs
Higher DD&A Rate
Lower Exploration Costs
All Others *
1Q14
* Lower overhead costs and other adjustments

Oil & Gas Variance Analysis 1Q14 vs. 4Q13 ($ in millions) $5 * Lower overhead costs and other adjustments

Chemical Variance Analysis
1Q14 vs. 4Q13
($ in millions)
$128
$11
$41
$39
$5
$136
4Q13
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
1Q14
* Higher energy and feedstock costs

Chemical Variance Analysis 1Q14 vs. 4Q13 ($ in millions) * Higher energy and feedstock costs

Midstream Variance Analysis
1Q14 vs. 4Q13
($ in millions)
$68
$85
$16
$53
$52
$170
4Q13
Marketing and Trading
Power Generation
Gas Processing
Pipelines
1Q14

Midstream Variance Analysis 1Q14 vs. 4Q13 ($ in millions)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2014 First Quarter Net Income (Loss)

Reported Income Comparison

	First	First
	Quarter	Quarter
	2014	2013	B / (W)
Oil & Gas	$2,104	$1,920	$184
Chemical	136	159	(23)
Midstream, marketing and other	170	215	(45)
Corporate
Interest expense, net	(19)	(30)	11
Other	(72)	(61)	(11)
Taxes	(932)	(844)	(88)
Income from continuing operations	1,387	1,359	28
Discontinued operations, net	3	(4)	7
Net Income	$1,390	$1,355	$35

Earnings Per Common Share
Basic	$1.75	$1.68	$0.07
Diluted	$1.75	$1.68	$0.07

Worldwide Effective Tax Rate	40%	38%	-2%

OCCIDENTAL PETROLEUM

2014 First Quarter Net Income (Loss)

Core Results Comparison

	First	First
	Quarter	Quarter
	2014	2013	B / (W)
Oil & Gas	$2,104	$1,920	$184
Chemical	136	159	(23)
Midstream, marketing and other	170	215	(45)
Corporate
Interest expense, net	(19)	(30)	11
Other	(72)	(61)	(11)
Taxes	(932)	(844)	(88)
Core Results	$1,387	$1,359	$28

Core Results Per Common Share
Basic	$1.75	$1.69	$0.06
Diluted	$1.75	$1.69	$0.06

Worldwide Effective Tax Rate	40%	38%	-2%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
1Q14 vs. 1Q13
($ in millions)
$1,920
$154
$111
$40
$5
$36
$2,104
1Q13
Sales Price
Sales Volume
Higher DD&A Rate
Higher Exploration Expense
All Others *
1Q14
* Higher overhead and other costs

Oil & Gas Variance Analysis 1Q14 vs. 1Q13 ($ in millions) * Higher overhead and other costs

Chemical Variance Analysis
1Q14 vs. 1Q13
($ in millions)
$159
$31
$43
$19
$16
$136
1Q13
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
1Q14
* Higher energy and feedstock costs

Chemical Variance Analysis 1Q14 vs. 1Q13 ($ in millions) * Higher energy and feedstock costs

Midstream Variance Analysis
1Q14 vs. 1Q13
($ in millions)
$215
$58
$9
$4
$170
1Q13
Marketing and Trading
Power Generation
All Others
1Q14

Midstream Variance Analysis 1Q14 vs. 1Q13 ($ in millions)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

		First Quarter
		2014	2013
NET PRODUCTION PER DAY:

United States
Oil (MBBL)
California		95	88
Permian		147	148
Midcontinent and other		32	28
Total		274	264
NGLs (MBBL)
California		19	20
Permian		39	40
Midcontinent and other		17	18
Total		75	78
Natural Gas (MMCF)
California		242	260
Permian		153	174
Midcontinent and other		357	383
Total		752	817

Latin America
Oil (MBBL)	Colombia	29	29

Natural Gas (MMCF)	Bolivia	12	13

Middle East / North Africa
Oil (MBBL)
Dolphin		6	6
Oman		66	65
Qatar		68	59
Other		27	45
Total		167	175

NGLs (MBBL)	Dolphin	6	7

Natural Gas (MMCF)
Dolphin		131	134
Oman		40	54
Other		231	244
Total		402	432

Barrels of Oil Equivalent (MBOE)		745	763

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	First Quarter
	2014	2013
NET SALES VOLUMES PER DAY:
United States
Oil (MBBL)	274	264
NGLs (MBBL)	75	78
Natural Gas (MMCF)	756	819

Latin America
Oil (MBBL)	32	30
Natural Gas (MMCF)	12	13

Middle East / North Africa
Oil (MBBL)
Dolphin	6	6
Oman	65	72
Qatar	71	51
Other	11	27
Total	153	156

NGLs (MBBL)	6	7

Natural Gas (MMCF)	402	432

Barrels of Oil Equivalent (MBOE)	735	746

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	First Quarter
	2014	2013

OIL & GAS:
REALIZED PRICES
United States
Oil ($/BBL)	95.94	91.57
NGLs ($/BBL)	46.69	40.59
Natural gas ($/MCF)	4.57	3.08

Latin America
Oil ($/BBL)	98.53	107.18
Natural gas ($/MCF)	10.81	11.60

Middle East / North Africa
Oil ($/BBL)	104.65	107.52
NGLs ($/BBL)	38.43	36.56

Total Worldwide
Oil ($/BBL)	99.00	98.07
NGLs ($/BBL)	46.05	40.27
Natural gas ($/MCF)	3.32	2.37

INDEX PRICES
WTI oil ($/BBL)	98.68	94.37
Brent oil ($/BBL)	107.90	112.64
NYMEX gas ($/MCF)	4.66	3.37

REALIZED PRICES AS PERCENTAGE OF INDEX PRICES
Worldwide oil as a percentage of WTI	100%	104%
Worldwide oil as a percentage of Brent	92%	87%
Worldwide NGLs as a percentage of WTI	47%	43%
Domestic natural gas as a percentage of NYMEX	98%	91%

	First Quarter
	2014	2013
Exploration Expense ($MM)
United States	$45	$40
Middle East / North Africa	10	10
	$55	$50

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

		First Quarter
Capital Expenditures ($MM)		2014	2013
Oil & Gas
California		$447	$317
Permian		492	435
Midcontinent and other		230	218
Latin America		67	70
Middle East / North Africa		454	547
Exploration		108	78
Chemical		41	65
Midstream, marketing and other		407	320
Corporate		23	20
	TOTAL	2,269	2,070
Non-controlling interest contributions		(123)	(26)
Cracker JV contribution		60	-
		$2,206	$2,044

Depreciation, Depletion &		First Quarter
Amortization of Assets ($MM)		2014	2013
Oil & Gas
Domestic		$776	$740
Latin America		42	30
Middle East / North Africa		297	345
Chemical		89	85
Midstream, marketing and other		54	50
Corporate		8	9
	TOTAL	$1,266	$1,259

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	31-Mar-14	31-Dec-13

CAPITALIZATION

Long-Term Debt (including current maturities)	$6,877	$6,939

EQUITY	$43,369	$43,372

Total Debt To Total Capitalization	14%	14%